Net Periodic Pension Benefit Cost Assumptions (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss	$ 4,365	$ 1,209	$ 619
Prior service costs recognized in other comprehensive income			102
Less actuarial loss recognized in net periodic benefit cost			23
Prior service costs recognized in net periodic benefit cost			(102)
Total	$ 4,365	$ 1,209	$ 642
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.40%	5.70%	6.40%
Rate of compensation increase	4.00%	4.00%	4.20%
Expected rate of return on plan assets	7.10%	7.40%	6.80%